                                  EXHIBIT 21.1

                   BEVERLY ENTERPRISES, INC. AND SUBSIDIARIES

                              SUBSIDIARY SCHEDULE
                                JANUARY 27, 1995

                                                                            STATE OF
                               CORPORATION                                INCORPORATION
    ------------------------------------------------------------------  -----------------
    A.B.C. Health Equipment Corp......................................  New York
    AdviNet, Inc......................................................  Delaware
    AGI-Camelot, Inc..................................................  Missouri
    AGI-McDonald County Health Care, Inc..............................  Missouri
    Alliance Health Services, Inc.....................................  Delaware
    Alliance Home Health Care, Inc....................................  Connecticut
    Amco Medical Service, Inc.........................................  Texas
    American Transitional Care Centers of Texas, Inc..................  Texas
    American Transitional Care Dallas-Fort Worth, Inc.................  Texas
    American Transitional Health Care, Inc............................  Delaware
    American Transitional Hospitals, Inc..............................  Delaware
    American Transitional Hospitals of Indiana, Inc...................  Indiana
    American Transitional Hospitals of Oklahoma, Inc..................  Oklahoma
    American Transitional Hospitals of Tennessee, Inc.................  Tennessee
    ATH Del Oro, Inc..................................................  Texas
    ATH Heights, Inc..................................................  Texas
    ATH Oklahoma City, Inc............................................  Oklahoma
    ATH Tucson, Inc...................................................  Arizona
    Beverly Acquisition Corporation...................................  Delaware
    Beverly Health and Rehabilitation Services, Inc...................  California
    Beverly Enterprises -- Alabama, Inc...............................  California
    Beverly Enterprises -- Arizona, Inc...............................  California
    Beverly Enterprises -- Arkansas, Inc..............................  California
    Beverly Enterprises -- California, Inc............................  California
    Beverly Enterprises -- Colorado, Inc..............................  California
    Beverly Enterprises -- Connecticut, Inc...........................  California
    Beverly Enterprises -- Delaware, Inc..............................  California
    Beverly Enterprises -- Distribution Services, Inc.................  California
    Beverly Enterprises -- District of Columbia, Inc..................  California
    Beverly Enterprises -- Florida, Inc...............................  California
    Beverly Enterprises -- Garden Terrace, Inc........................  California
    Beverly Enterprises -- Georgia, Inc...............................  California
    Beverly Enterprises -- Hawaii, Inc................................  California
    Beverly Enterprises -- Idaho, Inc.................................  California
    Beverly Enterprises -- Illinois, Inc..............................  California
    Beverly Enterprises -- Indiana, Inc...............................  California
    Beverly Enterprises -- Iowa, Inc..................................  California
    Beverly Enterprises -- Kansas, Inc................................  California
    Beverly Enterprises -- Kentucky, Inc..............................  California
    Beverly Enterprises -- Louisiana, Inc.............................  California
    Beverly Enterprises -- Maine, Inc.................................  California
    Beverly Enterprises -- Maryland, Inc..............................  California
    Beverly Enterprises -- Massachusetts, Inc.........................  California
    Beverly Enterprises -- Michigan, Inc..............................  California
    Beverly Enterprises -- Minnesota, Inc.............................  California

                                  EXHIBIT 21.1

                   BEVERLY ENTERPRISES, INC. AND SUBSIDIARIES

                        SUBSIDIARY SCHEDULE (CONTINUED)
                                JANUARY 27, 1995

                                                                            STATE OF
                               CORPORATION                                INCORPORATION
    ------------------------------------------------------------------  -----------------
    Beverly Enterprises -- Mississippi, Inc...........................  California
    Beverly Enterprises -- Missouri, Inc..............................  California
    Beverly Enterprises -- Montana, Inc...............................  California
    Beverly Enterprises -- Nebraska, Inc..............................  California
    Beverly Enterprises -- Nevada, Inc................................  California
    Beverly Enterprises -- New Hampshire, Inc.........................  California
    Beverly Enterprises -- New Jersey, Inc............................  California
    Beverly Enterprises -- New Mexico, Inc............................  California
    Beverly Enterprises -- North Carolina, Inc........................  California
    Beverly Enterprises -- North Dakota, Inc..........................  California
    Beverly Enterprises -- Ohio, Inc..................................  California
    Beverly Enterprises -- Oklahoma, Inc..............................  California
    Beverly Enterprises -- Oregon, Inc................................  California
    Beverly Enterprises -- Pennsylvania, Inc..........................  California
    Beverly Enterprises -- Rhode Island, Inc..........................  California
    Beverly Enterprises -- South Carolina, Inc........................  California
    Beverly Enterprises -- Tennessee, Inc.............................  California
    Beverly Enterprises -- Texas, Inc.................................  California
    Beverly Enterprises -- Utah, Inc..................................  California
    Beverly Enterprises -- Vermont, Inc...............................  California
    Beverly Enterprises -- Virginia, Inc..............................  California
    Beverly Enterprises -- Washington, Inc............................  California
    Beverly Enterprises -- West Virginia, Inc.........................  California
    Beverly Enterprises -- Wisconsin, Inc.............................  California
    Beverly Enterprises -- Wyoming, Inc...............................  California
    Beverly Enterprises Canada (1988), Inc............................  Canada
    Beverly Enterprises Japan Limited.................................  California
    Beverly Enterprises Medical Equipment Corporation.................  California
    Beverly Enterprises Rehabilitation Corporation....................  California
    Beverly Enterprises, Inc..........................................  Delaware
    Beverly Funding Corporation.......................................  Delaware
    Beverly Holdings I, Inc...........................................  Delaware
    Beverly Indemnity, Ltd............................................  Vermont
    Beverly Managed Care, Inc.........................................  Delaware
    Beverly Manor Inc. of Hawaii......................................  California
    Beverly Real Estate Holdings, Inc.................................  Delaware
    Beverly REMIC Depositor, Inc......................................  California
    Beverly Savana Cay Manor, Inc.....................................  California
    Brownstone Pharmacy, Inc..........................................  Connecticut
    Columbia-Valley Nursing Home, Inc.................................  Ohio
    Commercial Management, Inc........................................  Iowa
    Computran Systems, Inc............................................  Oregon
    Continental Care Centers of Council Bluffs, Inc...................  Iowa
    DD Wholesale, Inc.................................................  Massachusetts
    Dunnington Drug, Inc..............................................  Delaware

                                  EXHIBIT 21.1

                   BEVERLY ENTERPRISES, INC. AND SUBSIDIARIES

                        SUBSIDIARY SCHEDULE (CONTINUED)
                                JANUARY 27, 1995

                                                                            STATE OF
                               CORPORATION                                INCORPORATION
    ------------------------------------------------------------------  -----------------
    Dunnington RX Services of Rhode Island, Inc.......................  Rhode Island
    Dunnington RX Services of Massachusetts, Inc......................  Massachusetts
    Forest City Building Ltd..........................................  Missouri
    Hallmark Convalescent Homes, Inc..................................  Michigan
    Healthcare Prescription Services, Inc.............................  Indiana
    Home Medical Systems, Inc.........................................  Delaware
    Hospice Preferred Choice, Inc.....................................  Delaware
    Hospital Facilities Corporation...................................  California
    Insta-Care Holdings, Inc..........................................  Florida
    Insta-Care Pharmacy Services Corporation..........................  Texas
    Kenwood View Nursing Home, Inc....................................  Kansas
    Liberty Nursing Homes, Inc........................................  Virginia
    Medical Arts Health Facility of Lawrenceville, Inc................  Georgia
    Medical Health Industries, Inc....................................  Delaware
    Moderncare of Lumberton, Inc......................................  North Carolina
    Nebraska City S-C-H, Inc..........................................  Nebraska
    Nursing Home Operators, Inc.......................................  Ohio
    Omni Med B, Inc...................................................  Connecticut
    Peterson Health Care, Inc.........................................  Florida
    Pharmacy Corporation of America...................................  California
    Pharmacy Dynamics Group, Inc......................................  Florida
    Phymedsco, Inc....................................................  West Virginia
    Salem No. 1, Inc..................................................  Missouri
    South Alabama Nursing Home, Inc...................................  Alabama
    South Dakota -- Beverly Enterprises, Inc..........................  California
    Spectra Health and Rehabilitation Services, Inc...................  Delaware
    Synergos, Inc.....................................................  California
    Synergos -- North Hollywood, Inc..................................  California
    Synergos -- Pleasant Hill, Inc....................................  California
    Synergos -- Scottsdale, Inc.......................................  Arizona
    Taylor County Health Facility, Inc................................  Florida
    Vantage Healthcare Corporation....................................  Delaware